UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 28, 2012

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 454-3759

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On November 28, 2012 the registrant issued a press release announcing its dividend for the fourth quarter of 2012, that the Board of Directors has decided to maintain a quarterly dividend of $0.09 per share for each of the first quarter and second quarter of 2013, dividend distribution tax information and a change to the management fee with the registrant’s manager.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)     Exhibits

99.1       Press Release, dated November 28, 2012, issued by Chimera Investment Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

		By:	/s/ A. Alexandra Denahan
			Name:	A. Alexandra Denahan
			Title:	Chief Financial Officer

Date:	November 28, 2012